UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2020

Date of reporting period:  February 29, 2020

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Wasmer Schroeder High Yield Municipal Fund

February 29, 2020

Dear Shareholder:

We are pleased to present the February 29, 2020 annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) was higher by 64 cents per share during the twelve months ended February 29, 2020 to close at $11.25; over those twelve months, shareholders received monthly income distributions totaling 38 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed the Bloomberg Barclays Municipal Bond Index by 1.25% and underperformed the Bloomberg Barclays Municipal High Yield Bond Index by 3.69% over the twelve-month period. Since its inception, March 31, 2014, the Fund has outperformed the Bloomberg Barclays Municipal Bond Index by 2.17% while underperforming the Bloomberg Barclays Municipal High Yield Bond Index by 0.46% on an annualized basis.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal Bond
	Fund (WSHYX)	Yield Index	Index
3/1/2019 – 2/29/2020	10.71%	14.40%	9.46%
3/1/2015 – 2/29/2020
(Annualized)	5.23%	6.60%	4.01%
3/31/2014 (Inception) –
2/29/2020 (Annualized)	6.63%	7.09%	4.46%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.WSC.MUNI. The Fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If it had, return would be reduced. The Fund’s gross expense ratio is 0.76%.

U.S. Interest Rates

For bond investors, the year ended February 29, 2020 was primarily defined by lower interest rates across the board. Yields on 3-month Treasury bills fell by almost half to 1.28%, while 2-year yields were lower by 160 basis points to 0.92%. Meanwhile, yields on 10-year and 30-year Treasuries were lower by 157 basis points and 140 basis points, respectively. The movement in rates took the slope of the U.S. Treasury curve to its flattest levels since 2007, with the difference between 2-year and 10-year yields actually inverting in late August.

Wasmer Schroeder High Yield Municipal Fund

Broad global uncertainty was the primary driver of lower U.S. Treasury yields as the markets navigated the shifting currents of domestic trade policy weaponization, the instability of the Eurozone amidst concerns over Brexit, heightened monetary activity from the world’s central banking authorities, the resurgence of negative interest rates, continued geopolitical conflicts in the Middle East, a looming U.S. election cycle in 2020 and most recently the introduction of pandemic risk as COVID-19 begins to spread across the globe.

The Federal Reserve Board (the “Fed”) found itself in a difficult situation. Despite all the challenges that were developing throughout the course of 2019 and early 2020, the labor markets were exhibiting tremendous late cycle strength, the unemployment rate was at modern lows, and the Fed was hesitant to act after having raised the federal funds rate nine times since 2015. Yet, given the dark clouds that were looming on the horizon, and the implications that an inverted yield curve holds for future economic growth and recession probabilities, Chairman Powell oversaw the Fed’s first rate cut since 2008 in July when the lower bound of the federal funds rate was reduced by 25 basis points to 2.00%. Two more rate cuts, totaling 50 basis points, would follow as the federal funds rate ended February 2020 at 1.50%. As the Fed was cutting rates, inflation expectations were also falling. This provided ample cover for the long end of U.S. Treasury market to move towards lower yields; the 30-year U.S. Treasury yield fell from 3.08% to 1.68% during the 12-month period.

2020 brought a new element of risk to the capital markets that had essentially been ignored by investors for many years. The discovery and subsequent outbreak of the 2019 novel coronavirus in early January set off a devastating timeline of events. As the world began to better understand the lethality and communicability of the coronavirus, the U.S. Treasury market took the familiar helm it had assumed in so many past crises – the destination point in a flight-to-quality trade. 10-year U.S. Treasury yields fell by almost 50 basis points from February 12th to February 29th, closing at a record low of 1.15%.

Tax Exempt Municipal Bond Market

The municipal bond market enjoyed a banner 12 months for the period ending February 29, 2020. Yields on 1-year to 5-year municipals fell by 85 to 98 basis points thanks to the rally in the short-end of the Treasury market, while 10-year tax exempt yields ended the period at an all-time low of 0.96%. Yields on 30-year municipal bonds were cut in half, closing at 1.50% compared with 3.00% at the end of February 2019.

In addition to lower Treasury yields, supply/demand technicals were huge contributors to the market’s rally. Municipal bond mutual funds saw nothing but inflows during the period, with Lipper reporting the 60th consecutive week of investor flows into tax exempt bonds funds at the end of February. Accentuating the impact of this elevated supply was the growing influence of taxable municipal issuance on the market. According to Bloomberg, the $66 billion in taxable municipal bonds issued in 2019 represented a 160% increase from 2018 and the

Wasmer Schroeder High Yield Municipal Fund

largest year for taxable issuance since 2010. This phenomenon was driven by changes to the tax code governing tax exempt refundings in 2017 and also record low Treasury yields which increased the allure of taxable refundings.

Municipal-to-Treasury yield ratios fluctuated throughout the 12-month period, however, the last few weeks of February 2020 saw a significant spike in ratios as tax exempt yields could not keep up with the rally in Treasuries caused by the Coronavirus; from February 12th to the 28th, 10-year ratios rose from 74% to 85%.

From an overall performance perspective, the Bloomberg Barclays Municipal Bond Index produced a total return of 9.46% during the period. Higher total returns correlated with longer duration, as the 3-year Index produced a return of 3.81% compared with 14.00% on the Long Bond Index. Revenue bonds, which represent 67% of the Municipal Bond Index, outperformed General Obligation bonds which reflected the significant demand for credit throughout the year. The BBB Index’s 13.1% total return outperformed the AAA Index by 472 basis points as investors continue to push lower down the credit quality spectrum in search of yield. Lower rated states, like Illinois (+12.84%) and New Jersey (+11.35%) also outperformed. The Municipal High Yield Index also reflected the strong demand for credit and produced a 14.40% total return during the period.

Wasmer Schroeder High Yield Municipal Fund

The Fund’s performance over the 12-month period was higher than that of the Bloomberg Barclays Municipal Index and lower than the Bloomberg Barclays Municipal High Yield Index. The key performance input for the Fund over the period was credit quality in the composition of the Fund’s holdings relative to the Indices.

From a credit quality perspective, all sectors, maturities and credit rating categories within the Fund were positive during the period from a total return standpoint. The Fund’s exposure to the Healthcare and General Obligation credits contributed the most to overall performance, while the Water/Sewer and Housing sectors underperformed from a total return perspective. Credit quality remains higher than the overall High Yield Muni Index as we have been structuring the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. The Fund’s allocation to investment grade rated securities averaged 55% during the period, with below investment grade and non-rated securities averaging 45%. Security selection within the investment grade portion of the portfolio was a positive contributor during the year, and the investment grade allocation ultimately outperformed the Fund’s below investment grade and non-rated holdings in aggregate.

As of February 29, 2020, the Fund’s duration-to-worst was 4.9 years and the Fund’s average maturity was 18.6 years. The Fund ended the 12-month period with a portfolio consisting of 90 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

Wasmer Schroeder High Yield Municipal Fund

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Director of Tax Exempt Portfolio Management
Wasmer Schroeder

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three agencies.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

An investment cannot be made directly in an index.

Wasmer Schroeder High Yield Municipal Fund

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund
ALLOCATION OF PORTFOLIO ASSETS at February 29, 2020 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund
ALLOCATION OF PORTFOLIO ASSETS at February 29, 2020 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund
Comparison of the change in value of a $10,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs. the
Bloomberg Barclays Municipal High Yield Bond Index and the
Bloomberg Barclays Municipal Bond Index

			Since
	One	Five	Inception
Average Annual Total Return:	Year	Years	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	10.71%	5.23%	6.63%
Bloomberg Barclays Municipal High Yield Bond Index	14.40%	6.60%	7.09%
Bloomberg Barclays Municipal Bond Index	9.46%	4.01%	4.46%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  For the years ended February 28, 2017, February 28, 2018 and February 28, 2019, the adviser recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three agencies.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund
EXPENSE EXAMPLE at February 29, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/19 – 2/29/20).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses with actual net expenses limited to 0.75% of the Fund’s average daily net assets per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund
EXPENSE EXAMPLE at February 29, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/19	2/29/20	9/1/19 – 2/29/20
Actual	$1,000.00	$1,037.60	$3.80
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.13	$3.77

*
Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020

	Principal
MUNICIPAL BONDS – 95.67%	Amount	Value
Arizona – 2.33%
Arizona Industrial Development Authority Revenue Bonds
4.50%, 1/1/2049 (Callable 7/1/2029)	$1,000,000	$1,101,020
La Paz County Industrial Development
Authority Revenue Bonds
5.00%, 2/15/2038 (Callable 2/15/2028)	700,000	829,773
		1,930,793
California – 6.09%
California Statewide Communities
Development Authority Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,175,400
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	575,570
5.00%, 6/1/2051 (Callable 6/1/2029)	1,000,000	1,195,140
Golden State Tobacco Securitization Corp. Revenue Bonds
3.50%, 6/1/2036 (Callable 6/1/2022)	865,000	901,572
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,000,000	1,208,230
		5,055,912
Colorado – 2.54%
Denver Colorado Convention Center
Hotel Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	1,000,000	1,200,640
Park Creek Metropolitan District Revenue Bonds
4.00%, 12/1/2034 (Callable 12/1/2029) (AGM Insured)	745,000	902,806
		2,103,446
District of Columbia – 1.89%
District of Columbia Revenue Bonds
6.50%, 10/1/2041 (Callable 4/1/2021)	1,500,000	1,571,085

Florida – 6.85%
Capital Trust Agency, Inc. Revenue Bonds
7.50%, 6/1/2048 (Callable 6/1/2028) (b)	1,000,000	1,099,930
Halifax Hospital Medical Center
Florida Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	500,000	594,310
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	534,835
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,092,650
5.00%, 11/15/2049 (Callable 11/15/2026)	1,000,000	1,195,239
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	372,691

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

	Principal
	Amount	Value
Florida – 6.85% (Continued)
Village Community Development
District No. 13 Special Assessment
3.375%, 5/1/2034 (Callable 5/1/2029)	$250,000	$265,278
3.70%, 5/1/2050 (Callable 5/1/2029)	500,000	528,040
		5,682,973
Guam – 1.34%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	567,095
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	543,485
		1,110,580
Illinois – 8.09%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2046 (Callable 12/1/2028)	1,000,000	1,214,620
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2025	1,285,000	1,479,600
5.50%, 1/1/2039 (Callable 1/1/2025)	1,025,000	1,189,820
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	500,000	565,935
State of Illinois General Obligation Bonds
5.25%, 7/1/2030 (Callable 7/1/2023)	1,020,000	1,145,837
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,119,480
		6,715,292
Iowa – 1.29%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,000,000	1,066,250

Kansas – 0.74%
Overland Park Development Corp. Revenue Bonds
5.00%, 3/1/2049 (Callable 3/1/2029)	500,000	610,085

Louisiana – 2.60%
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
3.50%, 11/1/2032 (Callable 11/1/2027)	1,000,000	1,107,320
Parish of St. John the Baptist LA Revenue Bonds
2.20%, 6/1/2037 (c)	1,000,000	1,050,910
		2,158,230
Maine – 0.84%
Maine Health & Higher Education Facilities
Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	630,000	696,919

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

	Principal
	Amount	Value
Maryland – 3.63%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2031 (Callable 9/1/2027)	$500,000	$612,120
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,152,870
Maryland State Economic Development Corp.
Transportation Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,000,000	1,249,990
		3,014,980
Massachusetts – 1.37%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	575,620
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	563,055
		1,138,675
Michigan – 3.46%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2031 (Callable 4/1/2028)	500,000	588,125
5.00%, 4/1/2032 (Callable 4/1/2028)	500,000	587,145
5.00%, 4/1/2035 (Callable 4/1/2028)	500,000	583,050
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2024)	1,000,000	1,116,130
		2,874,450
Minnesota – 6.70%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
1.50%, 2/1/2000 (a)	15,000	8,250
1.50%, 2/1/2002 (a)	30,000	16,500
1.50%, 2/1/2005 (a)	20,000	11,000
1.50%, 2/1/2006 (a)	20,000	11,000
1.50%, 2/1/2007 (a)	65,000	35,750
1.50%, 6/1/2008 (a)	10,000	5,500
1.50%, 2/1/2017 (a)	450,000	247,500
1.50%, 2/1/2025 (a)	9,500,000	5,225,000
		5,560,500
Missouri – 1.39%
Kirkwood Industrial Development Authority Revenue Bonds
5.25%, 5/15/2050 (Callable 5/15/2027)	1,000,000	1,153,780

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

	Principal
	Amount	Value
New Jersey – 5.97%
New Jersey Economic Development Authority
School Facilities Revenue Bonds
5.00%, 6/15/2025	$500,000	$592,320
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,136,720
New Jersey Transportation Trust Fund
Authority Revenue Bonds
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,144,620
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,147,570
Tobacco Settlement Financing Corp. Revenue Bonds
5.25%, 6/1/2046 (Callable 6/1/2028)	750,000	929,888
		4,951,118
New York – 2.37%
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	500,000	722,165
New York Transportation Development Corp. Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2028)	1,000,000	1,244,350
		1,966,515
North Carolina – 1.47%
North Carolina Medical Care Commission Revenue Bonds
5.00%, 1/1/2039 (Callable 1/1/2027)	1,035,000	1,216,197

Ohio – 1.48%
Franklin County Convention
Facilities Authority Revenue Bonds
5.00%, 12/1/2051 (Callable 12/1/2029)	1,000,000	1,224,490

Oklahoma – 1.49%
Oklahoma Development Finance Authority Revenue Bonds
5.50%, 8/15/2057 (Callable 8/15/2028)	1,000,000	1,236,290

Oregon – 2.42%
Clackamas County Hospital Facility Authority Revenue Bonds
5.00%, 11/15/2032 (Callable 11/15/2025)	700,000	839,202
5.00%, 11/15/2052 (Callable 11/15/2025)	1,000,000	1,168,530
		2,007,732
Pennsylvania – 3.60%
Allentown Neighborhood Improvement Zone
Development Authority Revenue Bonds
5.00%, 5/1/2042 (Callable 5/1/2028) (b)	1,500,000	1,780,110
Commonwealth Financing Authority Tobacco
Master Settlement Payment Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	500,000	626,305

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

	Principal
	Amount	Value
Pennsylvania – 3.60% (Continued)
Lancaster County Hospital Authority Revenue Bonds
5.00%, 3/1/2040 (Callable 3/1/2027)	$500,000	$582,885
		2,989,300
Puerto Rico – 6.20%
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 3/30/2020) (AGC Insured)	1,020,000	1,045,816
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 3/30/2020) (NATL Insured)	555,000	564,412
5.00%, 7/1/2024 (Callable 3/30/2020) (AGM Insured)	450,000	461,480
Puerto Rico Highways &
Transportation Authority Revenue Bonds
4.75%, 7/1/2038 (Callable 3/30/2020) (NATL Insured)	1,000,000	1,001,260
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	870,000	927,516
Puerto Rico Sales Tax Financing Corp.
Sales Tax Revenue Bonds
5.00%, 7/1/2058 (Callable 7/1/2028)	1,001,000	1,145,515
		5,145,999
South Carolina – 1.44%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2056 (Callable 12/1/2026)	1,000,000	1,197,830

Tennessee – 2.64%
Chattanooga Health Educational &
Housing Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	500,000	578,420
Chattanooga Tennessee Health, Educational,
and Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	585,025
Shelby County Health Educational &
Housing Facilities Board Revenue Bonds
5.75%, 10/1/2059 (Callable 10/1/2025)	1,000,000	1,024,350
		2,187,795
Texas – 7.73%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	1,002,660
Central Texas Regional Mobility Authority Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2026)	1,000,000	1,183,470
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,165,500

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

	Principal
	Amount	Value
Texas – 7.73% (Continued)
New Hope Cultural Education Facilities
Finance Corp. Revenue Bonds
5.00%, 8/15/2049 (Callable 8/15/2024)	$750,000	$801,390
Port Beaumont Navigation District Revenue Bonds
4.00%, 1/1/2050 (Callable 1/1/2022)	1,000,000	1,040,490
Texas Private Activity Bond Surface
Transportation Corp. Revenue Bonds
5.00%, 6/30/2058 (Callable 6/30/2029)	1,000,000	1,219,780
		6,413,290
Washington – 2.85%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	196,384
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,034,920
Skagit County Public Hospital District No. 1 Revenue Bonds
4.00%, 12/1/2026	500,000	578,595
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	553,230
		2,363,129
Wisconsin – 4.86%
Public Finance Authority Revenue Bonds
5.00%, 6/15/2049 (Callable 6/15/2026)	520,000	565,156
5.00%, 6/15/2054 (Callable 6/15/2026)	450,000	486,437
Wisconsin Health & Educational
Facilities Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,087,791
5.00%, 3/15/2050 (Callable 3/15/2030)	1,075,000	1,341,933
5.00%, 11/1/2054 (Callable 11/1/2026)	500,000	554,830
		4,036,147
TOTAL MUNICIPAL BONDS (Cost $72,259,853)		79,379,782

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

MONEY MARKET FUND – 3.67%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 1.46% (d)	3,042,591	$3,042,591
TOTAL MONEY MARKET FUND (Cost $3,042,591)		3,042,591
Total Investments (Cost $75,302,444) – 99.34%		82,422,373
Other Assets in Excess of Liabilities – 0.66%		546,617
TOTAL NET ASSETS – 100.00%		$82,968,990

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of February 29, 2020, the value of these investments was $2,880,040 or 3.47% of total net assets.

(c)	Variable rate security; the rate shown represents the rate at February 29, 2020.
(d)	Rate shown is the 7-day annualized yield at February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
STATEMENT OF ASSETS AND LIABILITIES at February 29, 2020

ASSETS
Investments, at market value (cost $75,302,444)	$82,422,373
Receivables
Investments sold	585,613
Fund shares sold	50,000
Interest	787,053
Prepaid expenses	15,726
Total assets	83,860,765
LIABILITIES
Payables
Investments purchased	575,935
Distributions payable	174,534
Fund shares redeemed	58,016
Due to adviser	30,479
Audit fees	21,059
Administration and fund accounting fees	16,121
Reports to shareholders	5,785
Transfer agent fees and expenses	5,540
Chief Compliance Officer fee	2,538
Legal fees	987
Custody fees	736
Trustee fees and expenses	13
Accrued expenses	32
Total liabilities	891,775
NET ASSETS	$82,968,990

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,372,013
Net asset value, redemption price and offering price per share	$11.25

COMPONENTS OF NET ASSETS
Paid-in capital	$75,434,979
Distributable earnings	7,534,011
Total net assets	$82,968,990

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
STATEMENT OF OPERATIONS For the Year Ended February 29, 2020

NET INVESTMENT INCOME
Income
Interest	$3,398,061
Total investment income	3,398,061

Expenses
Advisory fees (Note 4)	401,518
Administration and fund accounting fees (Note 4)	94,625
Transfer agent fees and expenses (Note 4)	31,214
Registration fees	21,739
Audit fees	21,059
Trustee fees and expenses	15,871
Chief Compliance Officer fees (Note 4)	12,538
Shareholder reporting	9,450
Legal fees	7,972
Miscellaneous	6,485
Custody fees (Note 4)	4,124
Insurance	2,389
Interest (Note 6)	1,168
Total expenses before advisory fee waiver	630,152
Less: advisory fee waiver (Note 4)	(27,876)
Net expenses	602,276
Net investment income	2,795,785

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,094,859
Change in unrealized appreciation on investments	4,387,184
Net realized and unrealized gain on investments	5,482,043
Net increase in net assets resulting from operations	$8,277,828

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,795,785	$3,559,900
Net realized gain/(loss) on investments	1,094,859	(71,016)
Change in unrealized
appreciation/(depreciation) on investments	4,387,184	(95,072)
Net increase in net assets
resulting from operations	8,277,828	3,393,812

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,474,037)	(3,653,001)
Total dividends and
distributions to shareholders	(3,474,037)	(3,653,001)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,367,682	15,725,827
Proceeds from shares issued in
reinvestment of dividends	1,463,537	1,974,812
Cost of shares redeemed+	(27,695,273)	(58,711,717)
Net increase/(decrease) in net assets
resulting from capital share transactions	1,135,946	(41,011,078)

Total increase/(decrease) in net assets	5,939,737	(41,270,267)

NET ASSETS
Beginning of year	77,029,253	118,299,520
End of year	$82,968,990	$77,029,253

CHANGES IN SHARES OUTSTANDING
Shares sold	2,501,038	1,479,222
Shares issued in reinvestment of dividends	133,301	186,138
Shares redeemed	(2,521,340)	(5,539,114)
Net increase/(decrease) in shares outstanding	112,999	(3,873,754)

+	Net of redemption fees of $2,945 and $1,670, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$10.61	$10.63	$10.44	$10.76	$10.78
Income from
investment operations:
Net investment income^	0.38	0.40	0.36	0.40	0.51
Net realized and
unrealized gain/(loss)
on investments	0.73	0.01	0.20	(0.22)	(0.02)
Total from investment
operations	1.11	0.41	0.56	0.18	0.49
Less distributions
to shareholders:
From net investment
income	(0.38)	(0.41)	(0.35)	(0.40)	(0.51)
From net realized gains
on investments	(0.09)	(0.02)	(0.02)	(0.10)	—
Total dividends	(0.47)	(0.43)	(0.37)	(0.50)	(0.51)
Redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value,
end of year	$11.25	$10.61	$10.63	$10.44	$10.76

Total return	10.71%	3.93%	5.42%	1.65%	4.67%

Supplemental data and ratios:
Net assets, end of
year (thousands)	$82,969	$77,029	$118,300	$99,193	$101,847
Ratio of net expenses
to average net assets:
Before fee waivers/
recoupment	0.78%	0.76%	0.88%	0.95%	1.01%
After fee waivers/
recoupment	0.75%	0.75%	0.92%	0.97%	1.00%
Ratio of net investment
income to average net assets:
Before fee waivers/
recoupment	3.45%	3.79%	3.34%	3.76%	4.77%
After fee waivers/
recoupment	3.48%	3.80%	3.30%	3.74%	4.78%
Portfolio turnover rate	27%	18%	11%	32%	27%

^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017-2019 or expected to be taken in the Fund’s 2020 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 29, 2020, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 29, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about subsequent events.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At February 29, 2020, the Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933. There were no other restricted investments held by the Fund at February 29, 2020.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$79,379,782	$—	$79,379,782
Money Market Fund	3,042,591	—	—	3,042,591
Total Investments	$3,042,591	$79,379,782	$—	$82,422,373

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 29, 2020, the end of the reporting period.  There were no transfers between levels during the year ended February 29, 2020.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Wasmer, Schroeder & Company, LLC (the “Adviser”) provides the Fund with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. For the year ended February 29, 2020, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.75% of average daily net assets of the Fund’s Institutional Class. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2020, the amount of advisory fees waived by the Adviser is disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Fund.

The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Expiration	Amount
Feb. 2022	$16,003
Feb. 2023	27,876
Total	$43,879

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended February 29, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended February 29, 2020 are disclosed in the statement of operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $22,684,917 and $20,838,227, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the year ended February 29, 2020.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 29, 2020, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $22,284, paid a weighted average interest rate of 5.16%, and incurred interest expense of $1,168.  During the year ended February 29, 2020, the maximum borrowing by the Fund occurred on December 16, 2019 in the amount of $1,337,000.  At February 29, 2020, the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 29, 2020 and February 28, 2019 was as follows:

	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
Ordinary income	$83,594	$73,036
Tax-exempt income	2,771,369	3,508,006
Long-term capital gain	601,506	120,855

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

As of February 29, 2020, the components of capital on a tax basis were as follows:

Cost of investments (a)	$75,302,444
Gross unrealized appreciation	7,123,762
Gross unrealized depreciation	(3,833)
Net unrealized appreciation (a)	7,119,929
Undistributed ordinary and tax-exempt income	242,996
Undistributed long-term capital gains	345,620
Total distributable earnings	588,616
Other accumulated gains/(losses)	(174,534)
Total accumulated earnings/(losses)	$7,534,011

(a) Book-basis and tax-basis net unrealized appreciation are the same.

At February 29, 2020, “Other accumulated gains/losses” consisted of distributions payable of $174,534.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – Fixed income (debt) securities are generally subject to the following risks:

o
Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

o
Credit Risk.  The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

o
Prepayment Risk.  Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

Liquidity Risk – The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of February 29, 2020, National Financial Services LLC and SEI Private Trust Company, for the benefit of their customers, owned 28.2% and 52.9%, respectively, of the outstanding shares of the Fund.

Wasmer Schroeder High Yield Municipal Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

NOTE 10 – SUBSEQUENT EVENTS

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

At a special telephonic meeting of the Board of Trustees held April 8, 2020, and at the recommendation of the Adviser, the Board approved the reorganization of the Wasmer Schroeder High Yield Municipal Fund into the Schwab High Yield Municipal Bond Fund (“New Fund”), a new fund that will be created as a series of Schwab Investments (the “Reorganization”), with the same investment objective and substantially similar strategies and policies as the Fund. The Reorganization will result in a change in your Fund’s management arrangements. First, the Charles Schwab Corporation intends to acquire Wasmer Schroeder and the Acquiring Fund will be advised by Charles Schwab Investment Management, Inc. (“New Adviser”). The proposed New Adviser has represented to the Trust that it expects to retain the current portfolio manager of the Fund. Accordingly, the current portfolio manager of the Fund will be joined by a portfolio manager from the New Adviser and they will be jointly responsible for day-to-day investment management of the New Fund. Second, the New Fund will be overseen by a different Board of Trustees as it will no longer be part of the Trust, but will instead be part of Schwab Investments. The New Fund will have different service providers than the current Fund. Shareholders will receive more detailed information about the Reorganization in a proxy statement expected to be sent to shareholders in the coming weeks. If approved by shareholders, the Reorganization is anticipated to occur in the Summer of 2020.

Wasmer Schroeder High Yield Municipal Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Wasmer Schroeder High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2020

Wasmer Schroeder High Yield Municipal Fund
NOTICE TO SHAREHOLDERS at February 29, 2020 (Unaudited)

For the year ended February 29, 2020, the Fund designated $83,594 and $2,771,369, respectively, as ordinary income and tax-exempt income for purposes of the dividends paid deduction. For the year ended February 29, 2020, the Fund designated $601,506 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 29, 2020, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the income distributed for the year ended February 29, 2020 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 871(k)(1)(C) for the year ended February 29, 2020 was 100%. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended February 29, 2020 was 36.65%.

The percentage of ordinary income distributions exempt from federal tax for the year ended February 29, 2020 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q and Form N-PORT is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 73)		term;	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to July 2019);		the Fund).
Trustee and Chair
(2000 to 2012),
New Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	1	Trustee,
(age 59)		term*;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Fund).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC,		(for series not
		2008.	and its predecessors,		affiliated with
			(May 1991 to		the Fund).
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	1	Trustee,
(age 61)	of the	term*;	Group, Inc.		Advisors
615 E. Michigan Street	Board	since	(financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2020;	(1998 to present).		affiliated with
	Trustee	Indefinite			the Fund);
		term*;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions
Fund, from
2010 to present.

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term; since	U.S. Bank Global Fund Services (October 1998
615 E. Michigan Street	Treasurer	December	to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 48)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 37)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 62)	President,	term; since	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Wasmer Schroeder High Yield Municipal Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 51)	President	term; since	Services (July 2007 to present).
2020 East Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2020, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund
HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Wasmer Schroeder & Company, LLC (the “Adviser”) on behalf of the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2019 on both an absolute basis and in comparison to its peer funds utilizing

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance of the Fund, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods. The Board also noted that the Fund had outperformed its secondary benchmark index over the one-, three-, and five-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark over the one-, three-, and five-year periods. The Board also noted that the Fund had outperformed its secondary benchmark index over the one-, three-, and five-year periods.

The Board noted that the Adviser represented it does not have any similarly managed accounts for performance comparison.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.75% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was above the peer group median and average.  The Board noted that the contractual advisory fee was equal to the peer group median and average and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s contractual advisory fee was equal to the peer group median and average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fee was below the peer group median and average. As a result, the Board noted it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.  The Board noted that the Adviser represented that it does not have any similarly managed accounts.

Wasmer Schroeder High Yield Municipal Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  The Board also considered that the Adviser does not receive Rule 12b-1 fees from the Fund and that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2020	FYE 2/28/2019
Audit Fees	$17,400	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2020	FYE 2/28/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2020	FYE 2/28/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/7/2020

By (Signature and Title)      /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    5/7/2020